Security Income Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated December 10, 2012

to the Prospectus Dated March 1, 2012

This supplement provides new and additional information beyond that contained in the currently effective Prospectus for the Total Return Bond Fund and Macro Opportunities Fund (each, a “Fund” and together, the “Funds”).

The purpose of this supplement is to: (i) to modify the investment strategies of the Total Return Bond Fund; and (ii) to modify the investment strategies and risks of the Macro Opportunities Fund.

Accordingly, the Prospectus is hereby revised as follows, effective immediately:

PROSPECTUS

Total Return Bond Fund

The last sentence of the first paragraph in the section titled “Principal Investment Strategies” on page 2 of the Prospectus is deleted in its entirety and replaced with the following in order to clarify the Fund’s investments in other investment vehicles:

The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, including, but not restricted to, closed-end funds, exchange traded funds (“ETFs”) and other mutual funds.

Macro Opportunities Fund

The first sentence of the first paragraph in the section titled “Principal Investment Strategies” on page 7 of the Prospectus is deleted in its entirety and replaced with the following in order to include Regulation S securities as a type of restricted security in which the Fund may principally invest:

The Fund will seek to achieve its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities, principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, non-registered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that Guggenheim Investments, the Fund’s Investment Manager, believes offer attractive yield and/or capital appreciation potential.

The second sentence of the fifth paragraph in the section titled “Principal Investment Strategies” on page 7 of the Prospectus is deleted in its entirety and the third sentence in the second paragraph is replaced in its entirety with the following in order to include defaulted securities as a principal investment strategy of the Fund:

The Fund may hold, without limit, fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”) and defaulted securities.

The following subsection is added to the section titled “Principal Risks” beginning on page 8 of the Prospectus in order to include risks relating to defaulted securities for the Fund:

Special Situations/Securities in Default Risk – Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full.

The following is added to the section titled “Description of Principal Risks” beginning on page 16 of the Prospectus in order to include risks relating to defaulted securities for the Macro Opportunities Fund:

Special Situation Investments/Securities in Default Risk – Investing in Special Situation Investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

The last two sentences of the second paragraph in the subsection titled “Restricted Securities Risk” in the section titled “Description of Principal Risks” on page 23 of the Prospectus are deleted in their entirety and replaced with the following in order to include risks relating to Regulation S securities for the Macro Opportunities Fund:

The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances.

Please Retain This Supplement for Future Reference

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